UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2014

DELEK LOGISTICS PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35721 (Commission File Number)	45-5379027 (IRS Employer Identification No.)

7102 Commerce Way Brentwood, Tennessee (Address of principal executive offices)	37027 (Zip Code)

Registrant's telephone number, including area code: (615) 771-6701

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 10, 2014, Delek Logistics Partners, LP (the "Partnership"), through its wholly owned subsidiary Delek Logistics Operating, LLC ("OpCo"), completed a transaction (the "Transaction") with Lion Oil Company ("Lion Oil"), a wholly owned subsidiary of Delek US Holdings, Inc. ("Delek US"), pursuant to which OpCo acquired a refined products terminal, storage tanks and ancillary assets on and adjacent to Lion Oil's El Dorado, Arkansas refinery (the "El Dorado Refinery") from Lion Oil.
The purchase price paid for the assets acquired was $95.9 million in cash financed with borrowings under the Partnership's amended and restated senior secured revolving credit facility. In addition, the parties entered into several contracts with each other in connection with the Transaction.
The assets acquired in the Transaction consist of:

•
The refined products terminal located at the El Dorado Refinery (the "El Dorado Terminal") which consists of a truck loading rack with three loading bays supplied by pipeline from storage tanks located at the El Dorado Refinery, along with certain ancillary assets. Total throughput capacity for the El Dorado Terminal is approximately 26,700 barrels per day ("bpd"). For the year ended December 31, 2012, approximately 12,649 bpd of refined products were throughput at the El Dorado Terminal.

•
158 storage tanks and certain ancillary assets (such as tank pumps and piping) located adjacent to the El Dorado Refinery with an aggregate shell capacity of approximately 2.5 million barrels (the "El Dorado Storage Tanks"). The El Dorado Storage Tanks, together with the El Dorado Terminal, are sometimes hereinafter referred to as the "El Dorado Assets."

In connection with the Transaction, the Partnership entered into the following definitive agreements:
Asset Purchase Agreement
The Transaction was completed pursuant to the terms of an Asset Purchase Agreement (the "Asset Purchase Agreement") by and between OpCo and Lion Oil entered into on February 10, 2014. Pursuant to the terms of the Asset Purchase Agreement, among other things, Lion Oil conveyed to OpCo the El Dorado Assets, excluding the land on which such assets are located, for total consideration of $95.9 million, paid in cash, and the entry into several contracts and amendments to certain existing contracts. The Asset Purchase Agreement contains certain representations, warranties, covenants and indemnities.
The foregoing description of the Asset Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Second Amended and Restated Omnibus Agreement
On February 10, 2014, in connection with the Transaction, the Partnership entered into a Second Amended and Restated Omnibus Agreement (the "Second Restated Omnibus Agreement") with Delek US, Lion Oil, Delek Refining, Ltd. (“Delek Refining”), a wholly owned subsidiary of Delek US, Delek Logistics GP, LLC (the “General Partner”), and the Partnership’s wholly owned subsidiaries, OpCo, Delek Marketing & Supply, LP, Paline Pipeline Company, LLC, SALA Gathering Systems, LLC, Magnolia Pipeline Company, LLC, El Dorado Pipeline Company, LLC, Delek Crude Logistics, LLC, and Delek Marketing-Big Sandy, LLC. The Second Restated Omnibus Agreement effectively amends and restates the amended and restated omnibus agreement dated July 26, 2013 by and among the parties and includes the following modifications, among others:

•	the schedules were revised to include the El Dorado Assets;

•
Delek US and certain of its subsidiaries, agreed to reimburse the Partnership, through the fifth year following the Transaction, for any operating expenses and capital expenditures that are incurred by the Partnership or its subsidiaries for inspections, maintenance and repairs made to any storage tanks acquired by OpCo in the Transaction to cause such storage tanks to comply with applicable regulatory and/or industry standards;

•
Delek US and certain of its subsidiaries agreed to reimburse the Partnership for all non-discretionary maintenance capital expenditures with respect to the El Dorado Assets in excess of $4.0 million for the period from February 10, 2014 through December 2014;

•
the remaining provisions relating to reimbursement for all non-discretionary maintenance capital expenditures with respect to certain assets transferred from Delek US or certain of its subsidiaries to the Partnership were revised to require Delek US and certain of its subsidiaries to reimburse the Partnership for certain such expenditures in excess of $9.8 million in any calendar year beginning with calendar year 2015 and ending with calendar year 2017 and $4.4 million in any calendar year beginning with calendar year 2018 and ending February 2019;

•
Delek US agreed to indemnify the Partnership for environmental damages relating to incidents that may arise involving the storage tanks that have been or will be transferred to the Partnership, for a period of time to be determined based on the applicable tank's API 653 inspection date; and

•
the annual administrative fee payable by the Partnership to Delek US for corporate general and administrative services that Delek US and its affiliates provided under the Second Restated Omnibus Agreement was increased from $3.0 million to $3.3 million, prorated and payable monthly.

The foregoing description of the Second Restated Omnibus Agreement is not complete and is qualified in its entirety by reference to the Second Restated Omnibus Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.
El Dorado Throughput and Tankage Agreement
On February 10, 2014, in connection with the Transaction, Lion Oil and OpCo, and, for limited purposes, J. Aron & Company ("J. Aron"), entered into the El Dorado Throughput and Tankage Agreement (the "Throughput and Tankage Agreement"). Under the Throughput and Tankage Agreement, OpCo will provide Lion Oil with throughput and storage services in return for throughput and storage fees. Under the Throughput and Tankage Agreement, during each calendar quarter, Lion Oil is obligated to throughput an aggregate amount of at least 11,000 barrels of certain refined products per day through the El Dorado Terminal at a throughput fee of $0.50 per barrel (the "Throughput Fee"). Additionally, Lion Oil is subject to an approximately $1.3 million per month storage fee for the right to use the El Dorado Tanks. The fees under the Throughput and Tankage Agreement are indexed annually for inflation. The initial term of the Throughput and Tankage Agreement is eight years and Lion Oil, at its sole option, may extend the term for two renewal terms of four years each. If Lion Oil does not throughput the aggregate amounts equal to the minimum throughput commitments described above during any calendar quarter, Lion Oil will be required to pay OpCo a shortfall payment equal to the shortfall volume multiplied by the Throughput Fee. Under the Throughput and Tankage Agreement, Lion Oil assigned, for a certain period of time, certain of its rights and obligations to J. Aron.
As set forth in the Throughput and Tankage Agreement, OpCo is obligated to maintain certain throughput and storage capacities. Failure to meet such obligations may result in a reduction of fees payable under the Throughput and Tankage Agreement.
The foregoing description of the Throughput and Tankage Agreement is not complete and is qualified in its entirety by reference to the Throughput and Tankage Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.
El Dorado Lease and Access Agreement
On February 10, 2014, in connection with the Transaction, Lion Oil and OpCo entered into the El Dorado Lease and Access Agreement (the "El Dorado Lease"). Under the El Dorado Lease, OpCo will lease from Lion Oil the real property on which the El Dorado Assets are located. The rent amount is $100.00 annually, paid in advance, with an initial term of 50 years with automatic renewal for a maximum of four successive 10-year periods thereafter.
The foregoing description of the El Dorado Lease is not complete and is qualified in its entirety by reference to the El Dorado Lease, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.
El Dorado Site Services Agreement
On February 10, 2014, in connection with the Transaction, Lion Oil and OpCo entered into the El Dorado Site Services Agreement (the "Site Services Agreement"). Under the Site Services Agreement, Lion Oil will provide OpCo with shared use of certain services, materials and facilities that are necessary to operate and maintain the El Dorado Assets as currently operated and maintained. OpCo is subject to an initial annual service fee of $0.2 million with one-twelfth to be paid monthly to Lion Oil. In addition, OpCo will reimburse Lion Oil for its direct cost of electricity for the El Dorado Assets. The service fee shall be adjusted annually for inflation and may also increase by an amount equal to the actual cost to Lion Oil of providing increased quantities of any items provided under this agreement. The term of the Site Services Agreement is co-terminous with the El Dorado Lease discussed above.
The foregoing description of the Site Services Agreement is not complete and is qualified in its entirety by reference to the Site Services Agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Relationships

Delek US owns a 60.0% limited partnership interest in the Partnership and a 96.6% interest in the General Partner, which owns the entire 2.0% general partner interest and all income distribution rights in the Partnership. Each of the Partnership, the General Partner, Lion Oil, Delek Refining, Delek Logistics Services Company, OpCo and the other subsidiaries of the Partnership is a direct or indirect subsidiary of Delek US. As a result, certain individuals, including officers and directors of Delek US and the General Partner, serve as officers and/or directors of more than one of such other entities. Additionally, the Partnership and Delek US have certain commercial relationships as further described in the Partnership's Annual Report on Form 10-K for the year ended December 31, 2012 and the Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 2013.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 10, 2014, the Partnership completed the Transaction pursuant to the terms of the Asset Purchase Agreement as described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated by reference into this Item 2.01. Additionally, the Partnership, OpCo, Delek US, and Lion Oil have relationships with one another as described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated by reference into this Item 2.01.

The consideration for the Transaction was determined pursuant to negotiations between Delek US and OpCo. The Conflicts Committee of the Board of Directors of the General Partner, which is comprised solely of independent directors, authorized and approved the Transaction and the agreements discussed above pursuant to the Partnership's First Amended and Restated Agreement of Limited Partnership and the General Partner's Related Party Transactions Policy.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not applicable.

(b) Pro Forma Financial Information.
The required unaudited pro forma condensed combined consolidated financial statements of the Partnership as of and for the year ended December 31, 2012 and the nine months ended September 30, 2013 is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

10.1	Asset Purchase Agreement, dated as of February 10, 2014, between Lion Oil Company and Delek Logistics Operating, LLC.

10.2
Second Amended and Restated Omnibus Agreement, dated as of February 10, 2014, among Delek US Holdings, Inc., Lion Oil Company, Delek Logistics Operating, LLC, Delek Marketing & Supply, LP, Delek Refining, Ltd., Delek Logistics Partners, LP, Paline Pipeline Company, LLC, SALA Gathering Systems, LLC, Magnolia Pipeline Company, LLC, El Dorado Pipeline Company, LLC, Delek Crude Logistics, LLC, Delek Marketing-Big Sandy, LLC and Delek Logistics GP, LLC.

10.3	El Dorado Throughput and Tankage Agreement, dated as of February 10, 2014, between Lion Oil Company and Delek Logistics Operating, LLC, and for limited purposes, J. Aron & Company.

10.4	El Dorado Lease and Access Agreement, dated as of February 10, 2014, between Lion Oil Company and Delek Logistics Operating, LLC.

10.5	El Dorado Site Services Agreement, dated as of February 10, 2014, between Lion Oil Company and Delek Logistics Operating, LLC.

99.1	Unaudited pro forma condensed combined consolidated financial statements of Delek Logistics Partners, LP as of and for the year ended December 31, 2012 and the nine months ended September 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2014	DELEK LOGISTICS PARTNERS, LP by and through its general partner, Delek Logistics GP, LLC

By: /s/ Assaf Ginzburg
Name: Assaf Ginzburg
Title: Executive Vice President / Chief Financial Officer

EXHIBIT INDEX

Exhibit No.    Description

10.1	Asset Purchase Agreement, dated as of February 10, 2014, between Lion Oil Company and Delek Logistics Operating, LLC.

10.2
Second Amended and Restated Omnibus Agreement, dated as of February 10, 2014, among Delek US Holdings, Inc., Lion Oil Company, Delek Logistics Operating, LLC, Delek Marketing & Supply, LP, Delek Refining, Ltd., Delek Logistics Partners, LP, Paline Pipeline Company, LLC, SALA Gathering Systems, LLC, Magnolia Pipeline Company, LLC, El Dorado Pipeline Company, LLC, Delek Crude Logistics, LLC, Delek Marketing-Big Sandy, LLC and Delek Logistics GP, LLC.

10.3	El Dorado Throughput and Tankage Agreement, dated as of February 10, 2014, between Lion Oil Company and Delek Logistics Operating, LLC, and, for limited purposes, J. Aron & Company.

10.4	El Dorado Lease and Access Agreement, dated as of February 10, 2014, between Lion Oil Company and Delek Logistics Operating, LLC.

10.5	El Dorado Site Services Agreement, dated as of February 10, 2014, between Lion Oil Company and Delek Logistics Operating, LLC.

99.1	Unaudited pro forma condensed combined consolidated financial statements of Delek Logistics Partners, LP as of and for the year ended December 31, 2012 and the nine months ended September 30, 2013.